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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 28, 2002

Apex Mortgage Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13637	95-4650863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

865 South Figueroa Street, Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

(213) 244-0440
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

        The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
5.1	Opinion of Ballard Spahr Andrews & Ingersoll as to the legality of the shares being issued.
23.1	Consent of Ballard Spahr Andrews & Ingersoll (included with the opinion filed as Exhibit 5.1).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APEX MORTGAGE CAPITAL, INC.
(Registrant)

Date: February 28, 2002	By:	/s/ PHILIP A. BARACH Philip A. Barach President and Chief Executive Officer

S-1

EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
5.1	Opinion of Ballard Spahr Andrews & Ingersoll as to the legality of the shares being issued.
23.1	Consent of Ballard Spahr Andrews & Ingersoll (included with the opinion filed as Exhibit 5.1).

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FORM 8-K
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX